EXHIBIT 10.1

STANDARD OFFICE LEASE

LEASE AGREEMENT (herein called the "Lease") entered into as of the 2nd day of June 2017, between DeVille Developments, LLC (herein called "Lessor"), and Sarah Adult Day Services, Inc. (herein called "Lessee").

WITNESS ETH

1. DEMISE. For the rent and term and upon the terms, conditions, limitations and provisions hereinafter set forth, Lessor leases to Lessee and Lessee hires from Lessor approximately 2,284 rentable square feet of office space in Suite 200 and 1,185 rentable square feet of office space in Suite 203 (herein collectively called the "Premises") as shown outlined and cross hatched on Exhibit A attached hereto, in the building known as Renaissance Building (herein called the "Building") located at 4580 Stephen Circle NW., Canton, Ohio, 44718.

2. TERM. The term of this Lease shall be six (6) years, beginning on the estimated delivery date of the 1st day of August, 2017, and ending on the 30th day of July, 2023, unless sooner terminated as hereinafter provided.

3. USE. Lessee shall use and occupy the premises only for general offices and for no other purposes.

4.    ANNUAL BASE RENT. Lessee shall pay Lessor as rent for the Premises the sum of $43,147.50 year 1, in equal monthly installments of $3,595.63, and the sum of $52,035.00 each year during years  2-6, paid in equal monthly installments of $4,336.25, payable in advance, without deduction or set-off, in legal tender of the United States of America, by the fifteenth (15th day of each and every calendar month of the term, at the offices of DeVille Developments, LLC, 3951 Convenience Circle, N.W., Canton, Ohio 44718, or at such other place as Lessor may, from time to time, in writing, designate.   Any rent or other sums payable by Lessee to Lessor under this Lease which are not paid within ten (10) days after they first become due, will be subject to a late charge of five percent (5%) of the amount due. Such late charges will be due and payable as additional rent on or before the next day on which an installment of rent is due. Any rent, late charges or other sums payable by Lessee to Lessor under this Lease which are not paid when due will bear interest at a rate equal to eighteen percent (18%) per annum, such interest to commence on the date that said payment was first due and payable, or, at the Lessor's election, if a late charge is assessed, fifteen (15) days after the date said payment was first due and payable. Such interest will be due and payable as additional rent on or before the next installment of rent and will accrue until paid from the date thereof.

Lessor shall pay all operating costs of the building including, but not limited to, gas, electric, water and sewer utilities, common area maintenance expenses, janitorial expenses for the common areas and real estate taxes on the property. Tenant shall pay its pro-rated share of the increase in these operating costs throughout the term of this lease and any extensions, based upon the actual costs for the first lease year of this lease agreement.

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5. SECURITY DEPOSIT. Lessee has deposited with Lessor the sum of $4,336.25 (herein called the "security deposit") for the full and faithful performance of every term and provision of this Lease by Lessee. If Lessee defaults in the performance of any term or provision hereof, including failure to pay any rent, adjustments to rent, additional rent or other charges which Lessee is or becomes obligated to pay, or Lessor otherwise suffers any loss, cost, expense or damage as a result of any default by Lessee hereunder, Lessor may apply the security deposit in respect to such default. If all or any portion of the security deposit is so applied, upon demand by Lessor or Company, Lessee shall immediately deposit with Lessor a sum sufficient to restore the security deposit to Lessor in full, and failure to do so shall constitute a further default hereunder. Upon the expiration of the term of this Lease, provided Lessee has fully performed every term and provision hereof, the security deposit (or amount thereof then on deposit with Lessor) shall be returned to Lessee. In the event of any sale of the Building during the term hereof, Lessor may transfer the security deposit to the new owner, and upon such transfer, shall be relieved of any obligation for return of the security deposit to Lessee. Lessor shall be under no obligation to segregate the security deposit from its own funds.

6. BUILDING SERVICES. Provided Lessee is not in default under any of the terms and provisions of this Lease, and except as otherwise provided below as to Lessee's obligation to pay for certain services, Lessor shall furnish Lessee with the following services:

(a) heating or air-conditioning, subject to the terms hereof. In the event of Tenant's waste of heating, air-conditioning or electricity in the Premises, Tenant shall pay a determined cost for such excessive use.

(b) water at standard Building temperatures for normal sanitary purposes only. Lessee shall pay, at standard Building rates, for water used for other than normal sanitary purposes and for water wasted;

(c) passenger elevator service

(d) so long as Lessor provides electrical services in the Building, Lessee shall obtain all electrical service used in the premises from Lessor, including all electrical services relating to package air-conditioning equipment serving the premises. Upon not less than sixty (60) days' prior written notice to Lessee, Lessor may cease to provide electrical service to the premises without liability or responsibility to Lessee to connect, within the period of the notice, the electrical system serving· the premises with another source of electrical service. Any installation of non-standard office equipment, special equipment, or intermittent operating equipment must have the prior approval of Lessor and shall be subject to special charges and regulations. Any new or additional electrical facilities required to service equipment installed by Lessee and all changes in existing electrical facilities in or servicing the premises required by Lessee (if permitted) shall be installed, furnished or made by Lessor at Lessee's expense.

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Lessee agrees that Lessor shall not be liable for damages, or otherwise, for failure to furnish or delay in furnishing any service, or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort so to do, by any accident or casualty whatsoever, by act or default of Lessee or other parties, or by any other cause beyond Lessor's reasonable control. Lessor also reserves the right to temporarily suspend, delay, or discontinue furnishing any of the services to be provided by Lessor under this Lease, without abatement or diminution in Rent and without any liability to Lessee as a result thereof, for such inspections, repairs, replacements, alterations, improvements or renewals as may, in Lessor's judgment, be desirable or necessary to be made; provided that such services shall not, to the extent reasonably feasible, be suspended for such purposes during Lessee's normal business hours unless Lessor shall, to the extent reasonably possible under the circumstance, have given Lessee advance notice of any proposed suspension of services.

7. POSSESSION. Taking possession by Lessee shall be conclusive evidence as against Lessee that the premises were in good order and satisfactory condition when Lessee took possession. No representation respecting the condition of the premises or the Building has been made by Lessor to Lessee unless contained herein; and no promise of Lessor to prepare, alter, or improve the premises for Lessee's use and occupancy shall be binding upon Lessor unless contained herein as Exhibit "B" and is attached hereto and made a part hereof.

If Lessor is required to perform any space preparation work in the premises pursuant to a Work Letter, Lessee's obligation to pay the rent reserved hereunder shall commence upon the date that Lessor has substantially completed the work specified therein and has so notified Lessee, in writing, or if Lessor's space preparation work has been delayed due to an act or omission of Lessee, then at such earlier date as the work would have been completed but for such act or omission. If such date shall be other than the first day of a calendar month, the rent for such month shall be prorated on a per-diem basis.

If, with Lessor's consent, Lessee is allowed to occupy or enter the premises prior to the date of the commencement of the term of this Lease, then all provisions hereof shall be in full force and effect as soon as Lessee occupies the premises, and Lessee shall immediately commence paying rent on a per-diem basis to the date of commencement of the term.

If Lessor shall be unable to deliver possession of the premises on the date of the commencement of the term hereby created because of the holding over of any tenant, or tenants, or for any other cause beyond Lessor's reasonable control, then the payment of rent shall not commence until the date possession of the premises is delivered to Lessee. Lessee agrees to accept such allowance and abatement of rent as liquidated damages, in full satisfaction for the failure of Lessor to deliver possession on the date of the commencement of the term, and to the exclusion of all claims and rights which Lessee might otherwise have by reason of delivery of possession not being made on that date. Failure to deliver possession on the date of commencement of the term shall not, in any event, extend or be deemed to extend, the term of this Lease. Unfinished extra work, if any, undertaken by Lessor for Lessee shall not be considered in determining the date of delivery of possession to Lessee.

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This Lease does not grant any possessory or other rights to light or air over property except over public streets kept open by public authority, and Lessor shall not be liable to Lessee for any expense, injury, loss, or damages resulting from work done in or upon, or by reason of the use of, any adjacent or nearby building, land, street, or alley.

Lessor and Lessee agree that (a) Lessee shall have the right to place in the premises, at such locations therein as Lessee may, from time to time, determine, without overloading floors, Lessee's furniture, trade fixtures and standard business office machines and equipment; and (b) the foregoing types of personal property shall be and remain the property of Lessee, and may be removed by Lessee at any time during the lease term, upon its expiration, or upon its earlier termination in any manner, Lessee, however, agreeing to repair, at Lessee's expense, any damage to the premises or the Building caused by such removal.

8. SURRENDER OF POSSESSION. Upon the expiration of the term or upon the termination of Lessee's right of possession, whether by lapse of time or at the option of Lessor as herein provided, Lessee shall, at Lessee's sole cost and expense, forthwith surrender the premises to Lessor in good order, repair and condition, ordinary wear excepted, and shall at Lessee's sole cost and expense, if Lessor so requires, restore the premises to the condition existing at the beginning of the term. Any interest of Lessee in the alterations, improvements, and additions to the premises made or paid for by Lessor or Lessee shall, without compensation to Lessee, become Lessor's property at the termination of this Lease by lapse of time or otherwise, and such alterations, improvements, and additions (including floor coverings) shall be relinquished to Lessor in good condition, ordinary wear excepted. Prior to the termination of the term of Lessee's right of possession, Lessee shall remove its office furniture, trade fixtures, office equipment, and all other items of Lessee's property on the premises. Lessee shall pay to Lessor, upon demand, the cost of repairing any damage to the premises and to the Building caused by any such removal. If Lessee shall fail or refuse to remove any such property from the premises, Lessee shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Lessor without any cost either by set-off, credit, allowance, or otherwise, and Lessor may, at its option, accept the title to such property or, at Lessee's expense, may (a) remove the same or any part in any manner that Lessor shall choose, repairing any damage to the premises caused by such removal, and (b) store, destroy, or otherwise dispose of the same without incurring liability to Lessee or any other person.

9. USE AND OCCUPANCY. In the use and occupancy of the premises, Lessee shall:

(a) comply with all laws, ordinances, rules, regulations, and orders of any governmental authorities having jurisdiction over the premises or over the use and occupancy thereof;

(b) keep and maintain the premises in good order, condition and repair, and, if caused by Lessee's negligence, promptly make all repairs or replacements becoming necessary during the term, including, but without limitation, repairs or replacements of doors, glass (which shall be replaced with glass of the same size and quality), electrical, plumbing and sewage lines, equipment and fixtures within, and solely serving the premises, interior walls, floor covering and ceilings and building appliances of every kind;

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(c) at Lessee's expense, promptly cause to be repaired by a contractor approved by Lessor any damage to the Building or the premises which results or arises from Lessee's use and occupancy of the premises;

(d) not install in the premises any apparatus or equipment which shall interfere with or impair the maintenance or operation of any building system, including, without limitation, the electrical, plumbing, heating, ventilating, and air-conditioning systems;

(e) except with the prior written consent of Lessor, not install in the premises any additional or supplementary air-conditioning equipment; and

(f) not conduct any activity or install in the premises any apparatus or equipment which shall result (i) in the cancellation of any insurance covering or relating to the Building, or (ii) without Lessor's prior written approval, in any increase in insurance premiums in respect of any insurance covering or relating to the Building. If Lessee shall conduct any activity or install any apparatus or equipment which shall result in an increase in insurance premiums, Lessee shall forthwith reimburse Lessor for the amount of the increase in the insurance premiums;

(g) not to place, permit, or suffer any lien to attach to this Lease or the leasehold estate created hereby;

(h) not permit any so-called hazardous or toxic wastes or substances (as defined under any applicable law) to be placed or maintained within the premises or the Building unless otherwise approved by Lessor in writing.

In the event that Lessee does not timely perform its repair, replacement or maintenance obligations hereunder, Lessor may, but shall not be obligated to, perform any such repairs or replacements, or maintain the premises and the cost and expense of such repair, replacement or maintenance shall be borne by Lessee as additional rent hereunder due and payable with the next due installment of rent.

10. ACCESS TO BUILDING. Lessee, for Lessee and for Lessee's agents, employees, and invitees, agrees that all such persons desiring to enter or leave the Building at other than normal business hours in the Building from Monday to Saturday, both inclusive, and during all hours on Sundays and on all days observed by the Federal and State governments as legal holidays, shall use such entrances or exits as may be, designated by Lessor, and shall comply with Building security regulations established from time to time by Lessor with respect to identification, registration and method of signaling for admission, so as to establish the right of such persons to enter or to leave the Building.

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11. COMMON AREAS. Lessee and Lessee's agents, employees and invitees shall have the right to use, in common with Lessor and Lessor's tenants and the agents, employees, and invitees of each, the public sidewalks, entrances, lobbies, vestibules, stairways, corridors, elevators, public toilets, and other public areas of the Building, subject, however, to applicable Building rules, regulations, and security measures; and Lessee and Lessee's agents, employees, and invitees shall not obstruct or litter, or use for storage, temporary or otherwise, or for the display of merchandise or services, or for any purpose other than the intended or normal purpose, any of the public sidewalks, entrances, lobbies, vestibules, stairways, corridors, elevators, public toilets, and other public areas of the Building; and no floor mats or runners shall be placed by Lessee in any Building corridor, lobby or vestibule. Lessee shall not, at any time, place, leave, or discard any rubbish, paper, articles, or other objects of any kind whatsoever outside the doors of the premises or in the corridors or other common areas of the Building.

12. ALTERATIONS AND ADDITIONS. (a) Lessee shall not, without the prior written consent of Lessor, which consent shall not be unreasonably withheld, make any alterations, improvements, or additions to the premises. If Lessor consents to any alterations, improvements, or additions, Lessor may impose such conditions with respect thereto as Lessor deems appropriate, including, without limitation, requiring Lessee to furnish Lessor with insurance against liabilities which may arise out of such work and plans and specifications and permits necessary for such work. The work necessary to make any alterations, improvements, or additions to the premises, whether prior to or subsequent to the Commencement Date, shall be done at Lessee's expense by contractors hired by Lessor, or the Company, except to the - extent Lessor gives its prior written consent to Lessee's hiring its own contractors, which consent shall be solely within Lessor's discretion.

If Lessor shall so desire, Lessee shall submit to Lessor's or the reasonable supervision of Lessee's work at Lessee's expense. Lessee shall also pay Lessor for all other costs and expenses arising in connection with such work, including, without limitation, additional janitorial, elevator, security, and utility expense. Lessee shall promptly pay to Lessor or the Lessee's contractors, as the case may be, when due, the cost of all such work, supervision, and other charges.

(b) Upon completion of such work, or from time to time as Lessor may reasonably require, Lessee shall deliver to Lessor, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services, or materials all in form satisfactory to Lessor. Lessee shall defend and hold Lessor harmless from all costs, damages, liens and expenses related to such work. Lessee further covenants and agrees not to suffer or permit any mechanics or materialmen liens or any other liens to be placed against the Building or premises with respect to work or services claimed to have been performed for, or materials claimed to have been furnished to, the Lessee or the premises. If any lien shall at any time be filed against the Building or premises in connection with such work, services, or materials, Lessee shall immediately cause it to be released and removed of record. If Lessee fails to do so, Lessor may, at Lessor's option, cause the same to be released and removed of record using funds from the security deposit provided for in Paragraph 6 of this Lease. If such funds are insufficient for such purpose, Lessor may, at Lessor's option, advance such additional funds for such purpose. In addition to Lessee's obligation to replenish the security deposit as provided in Paragraph 6, Lessee shall immediately, upon demand, pay Lessor the amount of any such additional funds so advanced.

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(c) All work done by Lessee, or its contractors, pursuant to this Lease shall be done in a first class workmanlike manner using only good grades of materials, and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies. All such work shall be performed so as not to interfere with or impair the use and enjoyment of the Building by Lessor and other tenants, and Lessor may require all or a portion of such work be performed outside business hours. Subject to Lessor's option contained in the second sentence of subparagraph a) of this Paragraph 13, all additions, alterations, fixtures, and improvements (temporary or permanent) in and upon the premises, whether installed by Lessee or Lessor, shall become Lessor's property, and shall remain upon, and be surrendered with the premises without disturbance or injury upon the termination of this Lease by lapse of time or otherwise, all without payment or credit to Lessee.

13. ASSIGNMENT AND SUBLETTING. (a) Lessee shall not sublet the premises or any part thereof, not assign this Lease or any interest therein, nor permit any business to be operated in or from the premises by any person, firm or corporation other than Lessee, without, in each case, first obtaining the prior written consent of Lessor, which consent shall not be unreasonably withheld. Any attempt to assign this Lease or to sublet all or any portion of the premises, without Lessor's prior written consent, shall be void and, at Lessor's option, shall constitute an event of default under this Lease.

(b) Lessor may impose such reasonable conditions to its consent to any subletting or assignment as it may determine, and notwithstanding any consent to assignment or subletting, both Lessee and its guarantor, if any, will continue to be liable under this Lease with the same force and effect as though no assignment or sublease had been made. If Lessee requests Lessor to consent to any assignment or sublease, Lessee shall provide Lessor with the name, address, and a description of the business of the proposed assignee or subtenant and its most recent financial statement and such other evidence of financial responsibility as Lessor may request.

(c) Consent by Lessor to any assignment or subletting shall be consent only as to that particular assignment and subletting, and not to any further assignment or subletting. In the event Lessor consents to any assignment, both Lessee and the assignee shall be primarily liable to Lessor hereunder.

(d) In the event any such proposed assignment or sublease provides for, or Lessee otherwise receives, rent, additional rent, or other consideration in excess of that provided for in this Lease, Lessee agrees that in the event Lessor grants its consent, Lessee shall pay Lessor the amount of such excess as it is received by, or becomes due to, Lessee. Any violation hereof shall be deemed a material breach of this Lease, as well as an event of default hereunder.

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(e) In the event of any assignment or subletting, whether or not consented to by Lessor, any options to renew this Lease or expand the premises shall terminate without further action.

(f) Lessee shall submit any request for Lessor's consent to a sublease or assignment in writing together with a non-refundable fee of $300.00 to cover Lessor's consideration of the request.

14. RECAPTURE. (a) Within thirty (30) days after receiving Lessee's request for Lessor's consent to an assignment of this Lease and the requisite accompanying information, Lessor shall have the right to (i) grant its consent, subject to such conditions as it may determine, or (ii) withhold its consent in the exercise of its reasonable discretion.

(b) Within thirty (30) days after receiving Lessee's request for Lessor's consent to a sublease of all or any portion of the premises and the requisite accompanying information, Lessor shall have the right to (i) grant its consent, subject to such conditions as it may determine, or (ii) withhold its consent in the exercise of its reasonable discretion.

15. HOLDING OVER. If Lessee shall remain in possession of the premises after the expiration of the term of this Lease, then Lessee shall be a tenant from month to month, and such tenancy shall otherwise be subject to all of the terms, provisions, covenants, and agreements of this Lease, except that rent shall be a rate equal to one hundred twenty five percent (125%) of the Adjusted Annual Rental due hereunder over the last twelve (12) months determined on a monthly basis, and, if Lessor shall suffer any damage or loss as a result of such holdover, such as losses or damages which may result from Lessor's inability to timely deliver the premises to a subsequent tenant of the premises, Lessee shall promptly pay the amount thereof to Lessor.

16. RIGHTS RESERVED BY LESSOR. Lessor reserves the following rights:

(a) to change the street address of the Building; the name of the Building; the unit number of the premises; and the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building without liability to Lessee;

(b) to designate all sources furnishing sign painting, lettering, vending machines, towel or toilet supplies, or other similar services required in the premises;

(c) to grant anyone the exclusive privilege of conducting any particular business or activity in the Building so long as Lessee's operations are not affected by such activity;

(d) to enter the premises at all reasonable times, upon 48 hours' notice to Lessee (1) for the making of such inspections, repairs, alterations, improvements, or additions of, or to, the premises or the Building as Lessor may deem necessary or desirable; (2) to exhibit the premises to others, and (3) for any purpose whatsoever related to the safety, protection, preservation, or improvement of the premises or of the Building or of Lessor's interest therein;

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(e) at any time or times, Lessor, either voluntarily or pursuant to governmental requirement, may, at Lessor's expense, make repairs, alterations, or improvements in or to the Building or any part thereof, and, during such times, may temporarily close entrances, doors, corridors, elevators, or other public facilities; and

(f) to charge Lessee any additional expense (including overtime or premium costs incurred by Lessor) in the event repairs, alterations, decorating, or other work in the premises or the Building are, at Lessee's request, not made during ordinary business hours.

Lessor may exercise all or any of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Lessee's use and occupancy, without being liable in any manner to Lessee, and without elimination or abatement of rent, or payment of other compensation, and such acts shall in no way affect this Lease.

17. REMEDIES OF LESSOR. All rights and remedies of Lessor herein set forth are in addition to any and all rights and remedies which are or may be available to Lessor at law or in equity.

(a) If Lessee shall fail to pay any rent reserved herein when due, or defaults in the prompt and full performance of any of Lessee's covenants and agreements hereunder, or if the leasehold interest of Lessee be levied upon, under execution or be attached, or if Lessee makes an assignment for the benefit of creditors, or if a receiver be appointed for any property of Lessee, or if Lessee abandons the premises, then, and in any such event, Lessor may, if Lessor so elects, and with or without notice of such election and with or without demand whatsoever, forthwith terminates this Lease and the Lessee's right to possession of the premises, or Lessor may, without terminating this Lease, terminate Lessee's right to possession of the premises. Lessee hereby waives Lessee's right to trial by jury in connection with any proceedings by Lessor to enforce any of its rights against Lessee under this Lease, including, without limitation, any proceedings to remove Lessee from the premises.

(b) Upon the filing of a petition by or against Lessee under the United States Bankruptcy Code, (the "Code"), Lessee, as debtor and as debtor in possession, and any trustee who may be appointed shall (i) timely perform each and every obligation of Lessee under this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; (ii) pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the premises an amount equal to the Rent and other charges otherwise due pursuant to this Lease; (iii) provide adequate assurance of future performance under the Lease; (iv) reject or assume this Lease within sixty (60) days of the filing of such petition under the Code, and (v) do all other things of benefit to Lessor otherwise required or permitted under the Code. Lessee, as debtor and as debtor in possession, and any trustee, shall be deemed to have rejected this Lease in the event of the failure to comply with any of the above. Included within and in addition to any other conditions or obligations imposed upon Lessee or its successor in the event of assumption and/or assignment is the prior written consent of any mortgagee to which this Lease has been assigned as collateral security.

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(c) Upon termination of this Lease, or upon the termination of Lessee's right to possession without termination of the Lease, Lessee shall surrender possession and vacate the premises immediately.

(d) If Lessee abandons the premises, or if Lessor elects to terminate Lessee's right to possession only, without terminating the Lease as above provided, Lessor may remove from the premises any and all property found therein and such repossession shall not release Lessee from Lessee's obligation to pay the rent reserved herein. After any such repossession by Lessor without termination of the Lease, Lessor shall make reasonable efforts to relet the premises, or any part thereof, as agent of Lessee to any person, firm, or corporation and for such time and upon such terms as Lessor, in Lessor's sole discretion, may determine. Lessor may make repairs, alterations, and additions in and to the premises and redecorate the same to the extent deemed by Lessor necessary or desirable, and Lessee shall, upon demand, pay the cost thereof, together with Lessor's expense (including any broker's commission) of reletting. If the rents collected by Lessor upon any such reletting are not sufficient to pay monthly the full amount of all rent reserved herein, together with the costs of such repairs, alterations, additions, redecorating, and expenses, Lessee shall pay to Lessor the amount of each monthly deficiency upon demand.

(e) Any and all property which may be removed from the premises by Lessor may be handled, removed, stored, or otherwise disposed of by Lessor at the risk and expense of Lessee, and Lessor shall, in no event, be responsible for the preservation or safekeeping thereof. Lessee shall pay to Lessor, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Lessor's possession or under Lessor's control. If any property shall remain in the premises or in the possession of Lessor and shall not be removed by Lessee within a period often (10) days from and after the time when the premises are either abandoned by Lessee or repossessed by Lessor under the terms of this Lease, the property shall conclusively be deemed to have been forever abandoned by Lessee.

(f) Lessor and Lessee agree that all of the goods, chattels, trade fixtures, and other personal property belonging to Lessee which are or may be put into the premises during the term, whether exempt or not from sale under execution or attachment, shall, at all times, be bound with a lien in favor of Lessor, and shall be chargeable for all rents hereunder and for the fulfillment of the other covenants and agreements of Lessee herein contained. In the event that Lessee shall have abandoned the premises, or in the event of any default of Lessee hereunder, Lessor shall have the right to sell all or any part of said property at public or private sale, without giving notice to Lessee or any notice of sale, all notices required by statute or otherwise being hereby expressly waived, and to apply the proceeds of such sale, first to the payment of all costs and expenses of conducting the same, or caring for or storing said property; second, toward the payment of any indebtedness which may be or may become due from Lessee to Lessor; and, third, to pay to Lessee, on demand, in writing, any surplus remaining after all indebtedness of Lessee to Lessor has been fully paid.

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(g) In addition to all other rights and remedies of Lessor hereunder, if Lessee fails to timely perform any of its obligations hereunder, including, without limitation, monetary obligations, and whether or not Lessor has terminated this Lease or Lessee's right to possession of the premises, or either, Lessor may, subject to Section 17(d), elect to accelerate and make immediately due and payable all of the rent, additional rent, adjusted rent and any other charges or fees which are due or may become due hereunder for the remainder of the term of this Lease. Lessee agrees that Lessor may file suit to recover any sums due under this Lease from time to time and that no suit or recovery of any portion due Lessor hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Lessor.

18. LOSS OR DAMAGE TO PROPERTY. (a) All personal property belonging to Lessee or to any other person located in or about the premises or the Building shall be there at the sole risk of Lessee or such other person, and neither Lessor or employees shall be liable for the theft or misappropriation thereof, nor for any damage or injury thereto, nor for damage or injury to Lessee, to other persons, or to property caused by water, snow, frost, steam, heat, cold, dampness, falling plaster, sewers or sewerage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring, and equipment and fixtures of all kinds, or by any act or neglect of other tenants or occupants of the Building, or of any other person, or caused in any manner whatsoever, unless the same shall solely and proximately result from the negligence of Lessor or Lessor's Company or employees. Lessee will protect, indemnify, and save harmless Lessor or Lessor's Company or employees from all losses, costs, or damages sustained by reason of any act or other occurrence causing injury to any person or property due directly or indirectly to the use of the premises or any part thereof by Lessee, except losses, costs, or damages solely and proximately resulting from the negligence of Lessor or Lessor's Company or employees.

(b) Lessee shall indemnify and save Lessor and mortgagees of the Building harmless from and against any clean-up costs, remedial or restoration work, claims, judgments, damages, penalties, fines, costs, liabilities or losses, including, without limitation, diminution in value of the premises, damages for the loss or restriction on use of space within the Building, damages due to adverse impact on marketing of space in the Building, and attorneys', consultants' and experts' fees, which arise during or after the term of this Lease as a result of any hazardous or toxic substances being generated or disposed of in or on, or brought to, the Building by Lessee or any other occupant of the Premises.

19. INSURANCE. Lessee shall, during the term of this Lease and at Lessee's own expense, carry comprehensive general liability insurance with a combined single limit of at least One Million Dollars ($1,000,000) for all injuries to or death of persons and loss of or damage to property in any one occurrence, and insurance at no less than the replacement value of (i) all alterations, additions and improvements Lessee may make to the premises, and (ii) all of the personal property that Lessee brings within the premises. Such insurance policy shall name Lessor, and, if requested by Lessor, any mortgagee of Lessor as additional insureds, and shall contain a provision requiring that the policy shall not be modified, cancelled, or terminated without at least thirty (30) days prior written notice to Lessor and the Company, and, if requested by Lessor, any mortgagee of Lessor. At least twenty (20) days prior to the time such insurance is first required to be carried by Lessee and thereafter at least thirty (30) days prior to the expiration of any such policy, Lessee shall deliver to Lessor a certificate of insurance validly stamped by the issuing insurance carrier evidencing both the payment of all premiums due thereon and the coverage outlined above.

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20. WAIVER OF SUBROGATION. In the event either party hereto requests a waiver of subrogation with respect to the Building, premises, and property therein or occurrences thereon, and if such waiver can be written without additional premium, or with an additional premium if the party making the request agrees to pay such additional premium for the other party, as well as any additional premium for the requesting party's insurance, then there shall exist mutual waivers of subrogation and each party hereto will waive, any and every claim which arises or may arise in its favor and against the other party hereto, or anyone claiming through or under them, by way of subrogation or otherwise, during the term of this Lease or any extension or renewal thereof for any and all loss of, or damage to, any of its property (whether or not such loss or damage is caused by the fault or negligence of the other party or anyone for whom such other party may be responsible), which loss or damage is covered (or required to be covered hereunder) by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recovered or recoverable under insurance policies required to be carried hereunder or insurance policies actually carried by the party, and further provided that the aforesaid waiver shall not affect any "deductibles" on such policies. Such waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. Each party hereto will then immediately give to each insurance company which has issued to it policies of fire and extended coverage insurance written notice of the terms of such mutual waivers, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers. Upon request, each party shall provide the other party with confirmation from its insurance company(ies) of compliance with the terms of this Paragraph.

21. UNTENANTABILITY. If the premises or the Building are made unfit for occupancy by fire or other casualty, acts of God, or other cause, and cannot be repaired within ninety (90) days, either Lessee or Lessor may elect (a) to terminate this Lease as of the date when the premises or the Building are so made unfit for occupancy, by written notice to the other party, or (b) to repair, restore, or rehabilitate the premises or the Building at Lessor's expense within one hundred eighty (180) days after Lessor is enabled to take possession of all damaged areas and to undertake reconstruction or repairs; and if Lessor elects so to repair, restore, or rehabilitate the premises or the Building, this Lease shall not terminate, but rent shall be abated on a per-diem basis to the extent and for the period that the premises are unfit for occupancy. In the event Lessor shall proceed under (b) above and shall not substantially complete the work within said one hundred eighty (180) day period (excluding from said period loss of time resulting from delays beyond the reasonable control of Lessor) either Lessor or Lessee may then terminate this Lease, as of the last day of such one hundred eighty (180) day period, by written notice to the other not later than ten (10) days after the expiration of said one hundred eighty (180) day period, computed as herein provided, and Lessor shall have no liability to Lessee for failure to restore, repair, or rehabilitate the premises. In the event of termination of this Lease pursuant to this Paragraph, rent shall be apportioned on a per-diem basis to and including the effective date of such termination. Except as provided in this Paragraph, neither party hereto shall have the right to terminate this Lease by reason of damage to, or destruction of, the premises or the Building.

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22. ESTOPPEL CERTIFICATE BY LESSEE. Lessee agrees that from time to time, upon not less than ten (10) days' prior request by Lessor, Lessee will deliver to Lessor (without cost or expense to Lessor or such other party designated by Lessor) a statement, in writing, certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and identifying the modifications), (b) the dates to which the Rent and other charges have been paid, (c) that, so far as the person making the certificate knows, Lessor is not in default under any provision of this Lease, and, if Lessor is in default, specifying each such default of which the person making the Certificate may have knowledge, and (d) such other information as is reasonably requested by Lessor, it being understood that any such statement so delivered may be relied upon by any landlord under any ground or underlying lease, or any prospective purchaser, mortgagee, or any assignee of any mortgage on the Building.

23. SUBORDINATION OF LEASE. Lessor shall have the right at any time, and from time to time, to place upon the Building and the land of which the premises are a part, a mortgage or mortgages which, together with all renewals, extensions, modifications, and replacements thereof, shall be wholly prior to the rights of Lessee and this Lease. It is the intention of the parties that such priority shall be established automatically and that no separate instrument shall be required to effectuate such subordination of this Lease. Lessee will, however, at any time and from time to time, upon request of Lessor, promptly execute and deliver to Lessor, without expense to Lessor, any and all instruments deemed by Lessor necessary or advisable to subject and subordinate this Lease and all rights given Lessee hereunder to such mortgage or mortgages. In the event any proceedings are brought for the foreclosure of any such mortgage, Lessee covenants that it will, to the extent of the Lessor's interest affected by such foreclosure, attom to the purchaser upon any such foreclosure sale and recognize such purchaser as Lessor under this Lease. Lessee agrees to execute and delivery to Lessor, without expense to Lessor, at any time and from time to time, upon the request of Lessor or of any such holder, any instrument which, in the sole judgment of Lessor, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attomrnent. Lessee hereby appoints Lessor and the holder of any such mortgage or either of them, the attorney-in-fact, irrevocably, of Lessee to execute and deliver for and on behalf of Lessee any such instrument. Lessee further waives the provisions of any statute or rule oflaw, now or hereafter in effect, which may give or purport to give Lessee any right or election to terminate or otherwise adversely affect this Lease and the obligation of Lessee hereunder in the event any such foreclosure proceeding is brought, and agrees that this Lease shall not be affected in any way whatsoever by any such foreclosure proceeding.

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24. EMINENT DOMAIN. Lessee agrees with Lessor that if the whole or any part of the premises shall be appropriated, condemned, taken, or otherwise acquired by any public or quasi-public authority under power of eminent domain, condemnation, or other proceedings, this Lease and the estate hereby created shall terminate and wholly expire on the date legal title shall vest in the appropriator or condemnor, and all rent shall be prorated and adjusted as of that date. In no event whatsoever shall Lessee have any claim against Lessor by reason of any appropriation, condemnation, or taking of the whole or any part of the premises or of the Building, nor shall Lessee have any claim to the amount, or any portion thereof, that may be awarded as compensation or as damages or paid as a result of such appropriation and taking; provided, however, that Lessee shall have the right, to the extent the same does not reduce Lessor's award of compensation and damages, to bring a separate action against the condemning authority (but not against Lessor) for the recovery of Lessee's moving expenses, displacement expenses, loss of business, and damage to Lessee's personal property which is removable hereunder.

25. NO WAIVER. (a) No receipt of money by Lessor from Lessee with knowledge of default or breach of any covenants of this Lease, or after the termination of any suit, or after final judgment for possession of the premises, shall be deemed a waiver of such default or breach, nor shall it reinstate, continue, or extend the term of this Lease or effect any such notice, demand, or suit.

(b) No delay on the part of Lessor in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege preclude any other, or further, exercise thereof or the exercise of any other right, power, or privilege.

(c) No act done or thing said by Lessor or Lessor's Company or employees shall constitute a cancellation, termination, or modification of this Lease, or a waiver of any covenant, agreement, or condition hereof, nor relieve Lessee from Lessee's obligation to pay the rents reserved herein. Any waiver or release by Lessor and any cancellation, termination, or modification of this Lease must be in writing signed by Lessor.

26. -EXPENSES OF ENFORCEMENT. Lessee shall pay, upon demand, all of Lessor's costs, charges and expenses, including, reasonable attorneys' fees and out-of pocket expenses of counsel, and others retained by Lessor incurred in enforcing Lessee's obligations hereunder or incurred by Lessor in any litigation, negotiation or transaction in which tessee causes Lessor to become involved or concerned.

27. QUIET ENJOYMENT. If Lessee shall (1) pay all rent reserved and all charges for services stipulated herein to be paid by Lessee to Lessor, and (2) well and faithfully keep, perform, and observe all of the covenants, agreements, and conditions herein stipulated to be kept, performed, and observed by Lessee, Lessee shall, at all times during the term of this Lease, have peaceable and quiet enjoyment of the premises without hindrance of Lessor or any person lawfully claiming under Lessor, subject, however, to the terms of this Lease and to any underlying lease or to any mortgage to which this Lease is or has become subordinate.

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28. NOTICES. In every instance where it shall be necessary or desirable for Lessor to serve any notice or demand upon Lessee, such notice or demand shall be deemed sufficiently given or made if, in writing, it is mailed to Lessee by registered or certified United States mail, postage prepaid, addressed to Lessee at the Building of which the premises are a part, or at such alternative address as may be set forth at the end of this paragraph, and the time of giving or making such notice or demand shall be deemed to be the time when the same was mailed as herein provided. Any notice by Lessee to Lessor must be sent by registered or certified United States mail, postage prepaid, addressed to Lessor in care of:

Deville Developments, LLC

3951 Convenience Circle N.W.

Canton, Ohio 44718

or at such other place as Lessor or the Company may, from time to time, designate in writing. Wherever in this Lease, in connection with the breach, default, or performance of any of the terms, provisions, covenants, and agreements of Lessee, no period of time or notice is required by the terms hereof, no notice shall be required as a prerequisite to the exercise of any right or remedy of Lessor.

29. RULES AND REGULATIONS. Lessee and Lessee's agents, employees, and invitees shall faithfully observe, and strictly comply with, the Rules and Regulations appearing at the end of this Lease and made a part hereof, and with such further reasonable Rules and Regulations as Lessor may, after notice to Lessee, from time to time adopt and promulgate. Nothing in this Lease contained shall be construed to impose upon Lessor any duty or obligation to enforce the Rules and Regulations (as distinguished from the covenants and agreements) in any other lease as against any other lessee, and Lessor shall not be liable to Lessee for violation of the same by any other lessee or employees, or invitees of such other lessee.

30. REPRESENTATIVE CAPACITY. In the absence of fraud, no person, firm, or corporation, or the heirs, personal representatives, successors and assigns, respectively, thereof, signing this Lease as administrator, executor, trustee, or in any other representative capacity, shall ever be deemed or held individually liable hereunder for any reason or cause whatsoever.

31. OFFER BY COMPANY. This Lease is offered to Lessee by the Lessor solely in the capacity of a broker and is subject to Lessor's acceptance, and Lessee has executed this Lease upon the understanding that this Lease shall not in any way bind Lessor until such time as it has been accepted and signed by Lessor and an executed counterpart delivered to Lessee.

32. BROKER. Lessee represents and warrants to Lessor, and Lessor represents and warrants to Lessee that other than Tom Jackson Commercial Realty, no broker negotiated or was instrumental in negotiating or consummating this Lease. Lessor and Lessee agree to indemnify and hold the other harmless from all damages, liability and expenses, including, without limitation, expenses and reasonable attorneys' fees, arising from any claims or demands of any other broker or finder for any commission or fee alleged to be due based upon the conduct or action on said indemnifying party.

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33. RECORDING. This Lease shall not be filed for record or recorded. If Lessee shall so request, Lessor shall provide Lessee with a Memorandum of Lease satisfying all applicable statutory requirements which Lessee may then file for record and have recorded.

34. PARTIES BOUND. The covenants, agreements, and conditions contained in this Lease shall bind and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns, subject, however, to the provisions hereof requiring the consent of Lessor to any assignment of this Lease or subletting of the premises.

35. APPLICATION OF PAYMENTS. Lessor shall have the right to apply payments received from Lessee pursuant to this Lease (regardless of Lessee's designation of such payments) to satisfy any obligations of Lessee hereunder, in such order and amounts as Lessor, in its sole discretion, may elect.

36. LIMITATION ON LESSOR'S LIABILITY. It is expressly understood and agreed by Lessee that none of Lessor's covenants, undertakings, or agreements are made or intended as personal covenants, undertakings or agreements by Lessor, and any liability for damage or breach or nonperformance by Lessor shall be collectible only out of Lessor's interest in the Building, and no personal liability is assumed by, nor at any time may be asserted against, Lessor or any of its officers, employees, legal representatives, successors or assigns, all such liability, if any, being expressly waived and released by Lessee. Lessee acknowledges that Lessor has the right to transfer its interest in the land and Building and in this Lease, and Lessee agrees that in the event of any such transfer, Lessor shall automatically be released from all liability under this Lease and Lessee agrees to look solely to such transferee for the performance of Lessor's obligations hereunder.

37. HEADINGS. The captions of paragraphs and subparagraphs are for convenience only and shall not be deemed to limit, construe, affect, or alter the meaning of such paragraphs or subparagraphs.

38. ENTIRE AGREEMENT. This Lease, together with the rider attached hereto, contains the entire agreement of the parties hereto as to the subject matter hereof, and there are no agreements, promises, covenants, warranties, or representations other than as set forth herein. The rider attached hereto, and which is made a part hereof, is particularly identified as Rules and Regulations, and consists of 3 page(s). Exhibit(s) lettered A are (is) also attached hereto and made a part hereof.

39. RENEWAL OPTION. Tenant shall have the right to renew this lease with 180 days written notice for a five (5) year period at a rent of $57,238.50 per year payable in monthly installments of $4,769.88.

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40. LANDLORD'S WORK. Suite 200- Landlord shall install walls and doors pursuant to the attached floor plan on Exhibit "A", with walls painted per a color picked by Tenant. Tenant shall choose from Landlord's samples for Landlord to install at Landlord's expense. Landlord shall also install the sink and counter with lower cabinets and a Fonnica counter top per the drawing. Suite 203- Landlord shall paint the premises a color picked by Tenant.

IN WITNESS WHEREOF, the Lessor and the Lessee have hereunto set their hands to duplicates hereof, the day and year first above written.

WITNESSES FOR LESSOR:	LESSOR: DeVille Developments , LLC

/s/ Patrick Sirpilla
By: Patrick Sirpilla – VP – Director of Leasing

WITNESSES FOR LESSEE:	LESSOR: Sarah Adult Day Services, Inc.

/s/ Merle Griff
By: Merle Griff

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RULES AND REGULATIONS

Wherever in these Rules and Regulations the word "Lessee" is used, it shall be taken to apply to and include the Lessee and his agents, employees, invitees, licensees, subtenants, and contractors, and is to be deemed of such number and gender as the circumstances require. The word "Lessor" shall be taken to include the employees and agents of Lessor.

WINDOWS AND PROJECTIONS. Nothing shall be affixed to or projected beyond the outside of the Building by Lessee without the prior written consent of Lessor. If Lessee desires, and Lessor permits, blinds, shades, awnings, or other form of window covering, ventilating equipment, or similar devices, they shall be furnished and installed at the expense of Lessee and must be of such shape, color, material, and make as are approved by Lessor. Lessee shall not place or permit to be placed any article of any kind on the window ledges, and shall not throw or drop, or permit to be thrown or dropped, any article from any window of the Building.

ADVERTISING AND SIGNS. Unless expressly permitted by Lessor, no sign, advertisement, notice, or other lettering shall be inscribed, pain,ted, or affixed on any part of the outside or inside of the Building, or otherwise exhibited so as fo be visible from outside the premises, except on the doors of the leased premises, and then only of subject matter and in such color, size, style, and material as shall conform to the specifications of Lessor. Lessor reserves the right to remove all other signs or lettering, without notice to Lessee, at the expense of Lessee. Any newspaper, magazine, or other advertising done from the premises, or referring to the premises or the Building, which, in the opinion of Lessor, is objectionable, shall be immediately discontinued upon notice from Lessor.

BICYCLES AND ANIMALS. Unless expressly permitted by Lessor, no bicycle or other vehicle, and no fish, bird, or animal shall be brought or permitted to be in the building or any part thereof.

CLOSING AND LOCKING DOORS AND WINDOWS. Unless expressly permitted by Lessor, all doors to the premises are to be kept closed at all times except when in actual use for entrance to or exit from the premises. Lessee shall be responsible for the locking of doors and the closing of windows in and to the premises. Lessee shall be responsible for any damage or loss resulting from violation of this rule.

MACHINERY. Unless Lessor gives prior written consent in each and every instance, Lessee shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the premises, or carry on any mechanical business therein. All equipment of any electrical or mechanical nature shall be placed in settings which absorb and prevent vibration, noise, or annoyance, or the spillage or leakage of fluids, oils, or grease on the floors of the leased premises.

USE. Lessee shall not illegally sell or store therein any spirituous, malt, or vinous liquors, or any narcotic drugs; shall not exhibit, sell, or offer for sale on the premises or in the Building anything whatsoever except such as are essentially connected with the stated use of the premises.

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FURNITURE OR EQUIPMENT REMOVAL. Moving or delivery of furniture, trade fixtures and equipment, and freight by or for Lessee shall be done at such times and in such manner as may be required by Lessor. Lessee shall list with Lessor any and all furniture, trade fixtures and equipment, and similar articles to be removed from the Building, and the list must be approved at the office of the Building before Building employees will permit any article to be removed. Lessor reserves the right, but shall not be obligated, to inspect all articles being moved in or out of the Building; and Lessor shall not be liable to Lessee or to any other person for loss of, or damage to, any furniture, trade fixtures and equipment, or other personal property from any cause.

UNSIGHTLY PLACEMENT OF EQUIPMENT. Unless expressly permitted by Lessor, Lessee shall not place or allow anything to be against or near exterior windows, the glass or corridor partitions, or doors of the premises which may diminish the light in, or be unsightly, from halls, corridors, or the exterior of the Building.

LOCKS. Unless expressly permitted by Lessor, no additional locks or similar devices shall be attached to any door, and no keys other than those provided by Lessor shall be made for any door. If more than two keys for one lock are desired by Lessee, Lessor shall provide the same upon payment therefor by Lessee; Lessee shall obtain keys·from-Lessor only and from no other source. Upon termination of this Lease or of Lessee" possession, Lessee shall surrender all keys to the premises and shall provide Lessor with the then-current combinations for any combination locks or safes, cabinets, and vaults.

NOISE AND OTHER NUISANCES. Lessee shall not make or permit any noise or odor that is objectionable to Lessor or to other occupants of the Building to emanate from the premises, and shall not create or maintain a nuisance therein, and shall not disturb, solicit, or canvass any occupant of the Building, and shall not do any act tending to injure the reputation of the Building. Lessee shall not install or operate any phonograph, musical instrument, radio or television receiver or similar device in the Building without prior approval of Lessor. The use thereof, if permitted, shall be subject to control by Lessor to the end that others shall not be disturbed or annoyed.

SAFES OR HEAVY ARTICLES. Lessee shall not overload any floor or otherwise impair the structural integrity of the Building. Lessor may, but shall not be required to, direct the routing, time of movement, and placement of safes and other heavy articles. Safes, furniture, and all large articles shall be brought into the premises or removed therefrom at the Lessee's sole risk and responsibility. Any damage done to the Building by reason of a safe or other heavy article of Lessee being brought into, stored in, or removed from the premises shall be repaired at Lessee's sole expense.

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SOLICITIORS. Lessor reserves the right, but shall not be held obligated, to exclude or eject from the Building any or all solicitors, canvassers or peddlers, and any persons conducting themselves in such manner as, in the sole judgment of Lessor, constitutes an annoyance to any of the tenants of the Building or an interference with Lessor's operation of the Building, or who are otherwise undesirable.

FLAMMABLE MATERIALS. No article of an extra hazardous nature and no explosive shall be brought into the premises or into the Building. The storage and use of all flammable and volatile materials and substances necessary in Lessee's business operations shall be in conformity with applicable laws, rules, and regulations of all duly-constituted public authorities.

LODGING. The premises hereby leased shall not be used for lodging or sleeping purposes, and no cooking of food shall be done therein.

ADDITIONAL RULES. Lessor reserves the right to make such other and further Rules and Regulations as in Lessor's judgment may, from time to time, be needful or desirable for the safety, care, cleanliness, and efficient operation of the Building, and for the preservation of good order therein.

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EXHIBIT “A”

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